UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2015

Annual Report
to Shareholders

Deutsche High Income Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

14 Investment Portfolio

36 Statement of Assets and Liabilities

38 Statement of Operations

40 Statement of Changes in Net Assets

41 Financial Highlights

48 Notes to Financial Statements

65 Report of Independent Registered Public Accounting Firm

66 Information About Your Fund's Expenses

68 Tax Information

69 Advisory Agreement Board Considerations and Fee Evaluation

74 Board Members and Officers

79 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

Perhaps the most persistent question is when the Federal Reserve Board will start raising short-term interest rates. Monetary tightening has been widely expected for months, but the timing remains unclear. Whether increases begin in late 2015 or at some point in 2016, analysts agree that the process is likely to be "low and slow." So, while yields on core government bonds are likely to pick up, we don’t expect it will be by very much.

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Investment Strategy

We use an active process that emphasizes relative value in a global environment, managing on a total-return basis and using intensive research to identify stable-to-improving credit situations that may provide yield compensation for the risk of investing in junk bonds. The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and to consider macro trends in the economy.

The fund returned –3.92% during the 12-month period ended September 30, 2015, in line with the –3.96% return of the Credit Suisse High Yield Index. The fund outpaced its Morningstar peer group, High Yield Bond Funds, in the three-, five- and 10-year periods ended September 30, 2015.

High-yield bonds experienced significant volatility and underperformed the investment-grade bond market during the past 12 months. In returning –3.96%, the high-yield index finished nearly six percentage points behind the 2.94% return of the investment-grade Barclays U.S. Aggregate Bond Index. The bulk of the weakness occurred in the final three months of the period, during which the Credit Suisse High Yield Index returned –5.17%. In a reflection of the challenging environment, higher-quality issues within the asset class generally outperformed. The BB credit tier delivered the best relative performance, followed by single B, with CCC-rated debt experiencing the largest decline.

In the initial months of the reporting period, the high-yield market largely tracked the fluctuations in oil prices. Since energy issuers make up a substantial portion of the asset class, high-yield bonds are sensitive to extreme movements in the underlying commodity. High-yield bonds achieved a short-term low in mid-December, then proceeded to rally through the first two quarters of 2015. Not only did oil prices stabilize during this time, but the signs of improving U.S. growth supported credit conditions and boosted investor sentiment. In the final three months of the period, however, yield spreads once again began to increase due to concerns about slowing global growth and a renewed decline in the prices of energy and other commodities. Additionally, the U.S. Federal Reserve Board's (the Fed) decision not to raise interest rates at its September meeting further depressed sentiment by raising worries about the U.S. economy.

The volume of new U.S. high-yield issuance declined approximately 5% during the 12 months ended September 30, 2015 vs. the same period one year ago. This slowdown was more pronounced later in the year, as new-issue volume fell 47% year-over-year in the final three months of the period. On the demand side, U.S. high-yield funds experienced net outflows of $11.3 billion during the 12 months ended September 30, 2015. During the first half of the period, U.S. high-yield funds had inflows of $4.6 billion, but this was offset by $15.9 billion in outflows during the second half. While the total outflow was less than the year-ago period, the outflows during the second half of the year nonetheless pressured performance and contributed to volatility.

"We strive to generate outperformance over a multi-year period by achieving an appropriate balance of risk and return."

In this environment, the yield spread of the BofA Merrill Lynch US High Yield Master II Index climbed from 4.40 percentage points at the start of the period to 6.62 on September 30, 2015. This represents the highest yield spread for the index since mid-June of 2012, and it was nearly twice that of the June 2014 low of 3.35.

Contributors and Detractors

We manage the portfolio from a long-term perspective, which means that we do not take on excessive risk to boost short-term returns. Instead, we strive to generate outperformance over a multi-year period by achieving an appropriate balance of risk and return. This disciplined, bottom-up approach led us to establish an underweight position in the metals and mining sector. Mining companies lagged during the year, as commodity prices were hit hard by overproduction and slackening demand in China and other emerging markets. As a result, our underweight position had a positive impact on performance.

Among individual securities, Tenet Healthcare Corp.’s bonds made a notable contribution to performance after the company reported volume and revenue growth that beat its industry peers and exceeded the market’s expectations. Our position in Community Health Systems, Inc. also aided performance. The company’s bonds benefited from the relatively low volatility of the health care sector, as well as the company’s in-line results and continued moderate leverage. In general, health-care-related high-yield issuers benefited from the expansion of health care coverage associated with the Affordable Care Act.

Consistent with the broader environment, the largest detractors from fund performance were energy companies that were affected by the weakness in the prices of oil and natural gas. For example, the bonds of Chesapeake Energy Corp. traded weaker as the company faced worsening cash liquidity due to a decline in revenues. Additionally, the potential for the company to raise more secured debt weighed on the prices of its unsecured bonds. The price of bonds issued by the exploration and production company Chaparral Energy, Inc. also declined steeply, as the rating agency Moody’s downgraded the company’s bonds due to excessive leverage and heavy interest expense. In addition, bonds issued by Halcon Resources Corp. lost ground as falling oil prices undermined the company’s credit quality. Halcon also executed a distressed debt exchange that resulted in downgrades from the rating agencies. We exited our positions in both Chaparral and Halcon.

Outlook and Positioning

We expect that the high-yield market is likely to experience additional volatility, as global macroeconomic concerns, commodity price swings and changing sentiment associated with the timing of a rate move by the Fed all represent factors that could continue to disrupt the markets. However, we believe that the risk of a recession remains low, despite the recent downturn in economic data. With this as the backdrop, we retain a neutral view on the overall U.S. high-yield market. We continue to have a favorable view on bonds rated single B, which we believe offer the best risk-adjusted return potential in the market. We also believe that certain BB-rated bonds offer attractive return potential in a low-growth environment. We continue to be highly selective in the CCC credit tier, maintaining a focus on bonds we believe offer a favorable risk/return profile.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency, such as Standard & Poor's or Moody's, at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

The Barclays U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

BofA Merrill Lynch US High Yield Master II Option-Adjusted Spread (OAS) calculates the spread between a computed OAS index of bonds that are below investment grade (those rated BB or below) and a spot Treasury curve.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary September 30, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	–3.92%	5.57%	5.91%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–8.24%	4.60%	5.42%
Credit Suisse High Yield Index†	–3.96%	5.93%	6.89%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	–4.73%	4.70%	5.04%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–7.45%	4.55%	5.04%
Credit Suisse High Yield Index†	–3.96%	5.93%	6.89%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	–4.64%	4.81%	5.10%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–4.64%	4.81%	5.10%
Credit Suisse High Yield Index†	–3.96%	5.93%	6.89%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
No Sales Charges	–4.26%	5.19%	5.51%
Credit Suisse High Yield Index†	–3.96%	5.93%	6.89%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/15
No Sales Charges		–3.87%	–5.34%
Credit Suisse High Yield Index†		–3.96%	6.89%
Class S		1-Year	Life of Class**
Average Annual Total Returns as of 9/30/15
No Sales Charges		–3.73%	4.24%
Credit Suisse High Yield Index†		–3.96%	6.89%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
No Sales Charges	–3.68%	5.90%	6.23%
Credit Suisse High Yield Index†	–3.96%	5.93%	6.89%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 0.92%, 1.75%, 1.69%, 1.27%, 0.62%, 0.75% and 0.69% for Class A, Class B, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the Deutsche High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche High Income Fund — Class A ■ Credit Suisse High Yield Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through September 30, 2015, which is based on the performance period of the life of Class R6.

** Class S shares commenced operations on May 1, 2012. The performance shown for the index is for the time period of April 30, 2012 through September 30, 2015, which is based on the performance period of the life of Class S.

† The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/15	$ 4.45	$ 4.46	$ 4.46	$ 4.45	$ 4.46	$ 4.46	$ 4.46
9/30/14	$ 4.91	$ 4.91	$ 4.91	$ 4.90	$ 4.91	$ 4.91	$ 4.91
Distribution Information as of 9/30/15
Income Dividends, Twelve Months	$ .27	$ .23	$ .23	$ .25	$ .28	$ .28	$ .28
September Income Dividend	$ .0212	$ .0180	$ .0180	$ .0198	$ .0217	$ .0220	$ .0221
SEC 30-day Yield††	5.23%	4.50%	4.71%	5.05%	5.58%	5.41%	5.58%
Current Annualized Distribution Rate††	5.72%	4.84%	4.84%	5.33%	5.84%	5.92%	5.95%

†† The SEC yield is net investment income per share earned over the month ended September 30, 2015, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.84% and 5.45% for Class R and Class R6 shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.12% and 5.71% for Class R and Class R6 shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of September 30, 2015

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 91.2%
Consumer Discretionary 20.1%
1011778 BC ULC, 144A, 4.625%, 1/15/2022		1,110,000	1,085,247
Ally Financial, Inc., 4.125%, 3/30/2020		2,590,000	2,560,863
AMC Entertainment, Inc., 5.875%, 2/15/2022		1,935,000	1,944,675
AmeriGas Finance LLC:
6.75%, 5/20/2020		4,215,000	4,267,687
7.0%, 5/20/2022		3,260,000	3,341,500
APX Group, Inc., 6.375%, 12/1/2019		1,895,000	1,819,200
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		4,695,000	4,859,325
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		3,750,000	3,918,750
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		3,130,000	2,879,600
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		4,085,000	3,778,625
5.5%, 4/1/2023		6,155,000	5,958,225
Beacon Roofing Supply, Inc., 144A, 6.375%, 10/1/2023 (b)		1,485,000	1,488,713
Block Communications, Inc., 144A, 7.25%, 2/1/2020		3,469,000	3,434,310
Boyd Gaming Corp., 6.875%, 5/15/2023		1,295,000	1,314,425
Caleres, Inc., 144A, 6.25%, 8/15/2023		1,055,000	1,057,638
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		3,475,000	3,203,602
144A, 5.375%, 5/1/2025		2,605,000	2,373,806
144A, 5.875%, 5/1/2027		4,340,000	4,025,350
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		8,700,000	7,661,437
144A, 6.375%, 9/15/2020		8,315,000	7,826,494
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		2,270,000	2,258,650
Series B, 6.5%, 11/15/2022		3,380,000	3,392,675
Series A, 7.625%, 3/15/2020		990,000	987,525
Series B, 7.625%, 3/15/2020		10,455,000	10,481,137
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		200,000	198,000
CSC Holdings LLC, 5.25%, 6/1/2024		2,140,000	1,687,925
Dana Holding Corp., 5.5%, 12/15/2024		1,710,000	1,645,875
DISH DBS Corp.:
4.25%, 4/1/2018		2,475,000	2,403,844
5.0%, 3/15/2023		3,110,000	2,604,625
6.75%, 6/1/2021		4,420,000	4,256,990
7.875%, 9/1/2019		4,165,000	4,366,294
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		3,605,000	3,696,567
144A, 5.75%, 3/1/2023		2,992,500	3,104,719
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		3,110,000	2,954,500
5.25%, 4/15/2023		4,452,000	4,151,490
Global Partners LP, 144A, 7.0%, 6/15/2023		2,150,000	2,004,875
Group 1 Automotive, Inc., 5.0%, 6/1/2022		4,010,000	3,949,850
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		2,610,000	2,623,050
7.5%, 7/15/2020		880,000	915,200
11.5%, 7/15/2020		3,020,000	3,412,600
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		1,380,000	1,324,800
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019		1,480,000	1,184,000
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		460,000	450,800
144A, 7.0%, 9/1/2020		3,160,000	3,302,200
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		3,225,000	3,184,688
Mediacom Broadband LLC:
5.5%, 4/15/2021		465,000	441,750
6.375%, 4/1/2023		5,830,000	5,509,350
Mediacom LLC, 7.25%, 2/15/2022		995,000	990,025
MGM Resorts International:
6.0%, 3/15/2023		2,665,000	2,588,381
6.75%, 10/1/2020		4,799,000	4,954,967
8.625%, 2/1/2019		4,620,000	5,070,450
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		1,305,000	1,264,219
Numericable-SFR:
144A, 4.875%, 5/15/2019		4,635,000	4,484,362
144A, 6.0%, 5/15/2022		6,930,000	6,678,787
Penske Automotive Group, Inc., 5.375%, 12/1/2024		6,265,000	6,139,700
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		1,455,000	1,539,870
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023		210,000	206,850
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		3,295,000	3,179,675
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		1,150,000	1,132,750
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		2,075,000	2,199,500
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		2,170,000	2,275,788
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		1,865,000	1,897,638
Springs Industries, Inc., 6.25%, 6/1/2021		2,765,000	2,737,350
Starz LLC, 5.0%, 9/15/2019		1,545,000	1,537,275
Suburban Propane Partners LP, 5.75%, 3/1/2025		1,260,000	1,193,850
Tempur Sealy Intenational, Inc., 144A, 5.625%, 10/15/2023		1,485,000	1,490,569
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019		1,295,000	1,269,100
UCI International, Inc., 8.625%, 2/15/2019		2,740,000	2,192,000
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		8,260,000	8,249,675
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		2,160,000	2,111,400
144A, 8.5%, 10/15/2022		1,880,000	2,058,600
Ziggo Bond Finance BV, 144A, 5.875%, 1/15/2025		1,475,000	1,349,625
			214,085,857
Consumer Staples 2.9%
Chiquita Brands International, Inc., 7.875%, 2/1/2021		796,000	845,750
Cott Beverages, Inc.:
5.375%, 7/1/2022		3,890,000	3,768,399
6.75%, 1/1/2020		1,710,000	1,757,025
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		6,410,000	6,666,400
JBS Investments GmbH:
144A, 7.25%, 4/3/2024		4,640,000	4,466,000
144A, 7.75%, 10/28/2020		3,600,000	3,690,000
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		1,710,000	1,573,200
144A, 8.25%, 2/1/2020		1,450,000	1,511,625
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		1,720,000	1,689,900
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		905,000	905,000
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		485,000	328,587
Smithfield Foods, Inc., 6.625%, 8/15/2022		93,000	97,999
The WhiteWave Foods Co., 5.375%, 10/1/2022		3,400,000	3,527,500
			30,827,385
Energy 12.7%
Antero Resources Corp.:
5.125%, 12/1/2022		3,020,000	2,597,200
5.375%, 11/1/2021		2,255,000	1,984,400
144A, 5.625%, 6/1/2023		1,750,000	1,535,625
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		645,000	512,775
144A, 5.625%, 6/1/2024		855,000	675,450
Berry Petroleum Co., LLC, 6.75%, 11/1/2020		1,632,000	571,200
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		1,920,000	1,824,000
California Resources Corp.:
5.0%, 1/15/2020		1,305,000	839,272
5.5%, 9/15/2021		2,990,000	1,823,900
6.0%, 11/15/2024		1,200,000	714,750
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		2,170,000	1,889,419
Chesapeake Energy Corp.:
5.75%, 3/15/2023		5,645,000	3,681,596
6.125%, 2/15/2021		430,000	299,656
6.625%, 8/15/2020		2,190,000	1,627,433
Concho Resources, Inc., 5.5%, 4/1/2023		4,760,000	4,533,900
Continental Resources, Inc., 3.8%, 6/1/2024		815,000	661,041
Crestwood Midstream Partners LP:
6.125%, 3/1/2022		1,445,000	1,250,936
144A, 6.25%, 4/1/2023		825,000	701,250
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021		4,915,000	4,546,375
144A, 8.125%, 9/15/2023		2,605,000	2,500,800
EP Energy LLC, 6.375%, 6/15/2023		1,920,000	1,417,190
EV Energy Partners LP, 8.0%, 4/15/2019		8,885,000	6,041,800
Gulfport Energy Corp., 144A, 6.625%, 5/1/2023		870,000	800,400
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		1,705,000	1,449,250
144A, 5.75%, 10/1/2025		3,030,000	2,666,400
Holly Energy Partners LP, 6.5%, 3/1/2020		990,000	940,500
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		1,490,000	1,095,150
Laredo Petroleum, Inc., 6.25%, 3/15/2023		2,615,000	2,379,650
Linn Energy LLC, 6.25%, 11/1/2019		1,670,000	425,850
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		2,360,000	1,846,700
144A, 6.5%, 3/15/2021		1,880,000	1,541,600
144A, 7.0%, 3/31/2024		5,120,000	4,070,400
Memorial Resource Development Corp., 5.875%, 7/1/2022		1,700,000	1,547,000
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		2,710,000	2,770,975
Newfield Exploration Co., 5.375%, 1/1/2026		1,310,000	1,198,650
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		5,340,000	3,971,625
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		5,220,000	4,135,806
6.875%, 1/15/2023		1,815,000	1,406,625
Parsley Energy LLC, 144A, 7.5%, 2/15/2022		320,000	310,400
Range Resources Corp., 144A, 4.875%, 5/15/2025		1,725,000	1,537,406
Regency Energy Partners LP:
5.0%, 10/1/2022		1,105,000	1,078,867
5.875%, 3/1/2022		245,000	251,069
Rice Energy, Inc., 144A, 7.25%, 5/1/2023		440,000	412,500
RSP Permian, Inc.:
144A, 6.625%, 10/1/2022		830,000	796,800
6.625%, 10/1/2022		4,145,000	3,979,200
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		6,465,000	5,996,287
5.625%, 4/15/2023		1,405,000	1,246,937
144A, 5.625%, 3/1/2025		2,180,000	1,921,125
5.75%, 5/15/2024		7,220,000	6,425,800
SESI LLC, 7.125%, 12/15/2021		3,448,000	3,383,350
Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023		650,000	559,000
Sunoco LP:
144A, 5.5%, 8/1/2020		1,250,000	1,231,250
144A, 6.375%, 4/1/2023		1,275,000	1,243,125
Talos Production LLC, 144A, 9.75%, 2/15/2018		3,640,000	2,475,200
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		645,000	578,888
TerraForm Power Operating LLC, 144A, 5.875%, 2/1/2023		3,050,000	2,691,625
Welltec AS, 144A, 8.0%, 2/1/2019		2,800,000	2,541,000
Whiting Petroleum Corp.:
5.75%, 3/15/2021		3,160,000	2,734,980
6.25%, 4/1/2023		8,235,000	7,123,275
Williams Partners LP, 6.125%, 7/15/2022		2,970,000	3,021,874
WPX Energy, Inc.:
5.25%, 1/15/2017		4,850,000	4,825,750
8.25%, 8/1/2023 (c)		4,520,000	4,101,900
			134,944,157
Financials 5.2%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		4,210,000	4,383,663
AerCap Ireland Capital Ltd., 5.0%, 10/1/2021		1,055,000	1,076,100
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		2,375,000	2,410,625
CIT Group, Inc., 3.875%, 2/19/2019		11,465,000	11,400,509
CNO Financial Group, Inc.:
4.5%, 5/30/2020		630,000	642,600
5.25%, 5/30/2025		1,295,000	1,314,425
Credit Agricole SA, 144A, 7.875%, 1/29/2049		2,940,000	2,925,312
Denali Borrower LLC, 144A, 5.625%, 10/15/2020		2,695,000	2,801,453
E*TRADE Financial Corp.:
4.625%, 9/15/2023		1,720,000	1,737,200
5.375%, 11/15/2022		1,600,000	1,696,000
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		2,135,000	2,124,325
(REIT), 5.375%, 4/1/2023		6,455,000	6,313,635
(REIT), 5.75%, 1/1/2025		1,600,000	1,588,000
International Lease Finance Corp.:
3.875%, 4/15/2018		3,630,000	3,620,925
6.25%, 5/15/2019		2,695,000	2,870,175
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		2,650,000	2,769,250
(REIT), 6.875%, 5/1/2021		2,415,000	2,523,675
Societe Generale SA, 144A, 7.875%, 12/29/2049		3,905,000	3,812,256
			56,010,128
Health Care 10.0%
Alere, Inc., 144A, 6.375%, 7/1/2023		1,715,000	1,740,725
Community Health Systems, Inc.:
5.125%, 8/1/2021		11,485,000	11,685,987
6.875%, 2/1/2022		1,935,000	1,976,041
7.125%, 7/15/2020		12,190,000	12,677,600
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		870,000	761,250
Endo Finance LLC:
144A, 5.375%, 1/15/2023		1,955,000	1,879,244
144A, 5.75%, 1/15/2022		1,935,000	1,915,650
Endo Ltd.:
144A, 6.0%, 7/15/2023		1,860,000	1,836,750
144A, 6.0%, 2/1/2025		1,310,000	1,272,338
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		1,980,000	2,113,650
HCA, Inc.:
6.5%, 2/15/2020		9,615,000	10,480,350
7.5%, 2/15/2022		1,109,000	1,253,170
Hologic, Inc., 144A, 5.25%, 7/15/2022		855,000	863,550
Horizon Pharma Financing, Inc., 144A, 6.625%, 5/1/2023		1,350,000	1,191,375
IMS Health, Inc., 144A, 6.0%, 11/1/2020		2,350,000	2,408,750
LifePoint Health, Inc., 5.5%, 12/1/2021		2,430,000	2,454,300
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		1,440,000	1,375,200
144A, 5.625%, 10/15/2023		2,475,000	2,252,250
Tenet Healthcare Corp.:
144A, 3.837%**, 6/15/2020		1,630,000	1,618,794
6.25%, 11/1/2018		14,050,000	14,998,375
6.75%, 6/15/2023		3,435,000	3,409,238
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		3,295,000	3,202,328
144A, 5.875%, 5/15/2023		3,040,000	2,905,100
144A, 6.125%, 4/15/2025		8,685,000	8,272,462
144A, 6.375%, 10/15/2020		2,190,000	2,177,681
144A, 7.5%, 7/15/2021		9,335,000	9,615,050
			106,337,208
Industrials 11.9%
ADT Corp.:
3.5%, 7/15/2022		1,315,000	1,163,775
5.25%, 3/15/2020		2,805,000	2,882,137
6.25%, 10/15/2021		1,405,000	1,448,906
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		4,735,000	4,900,725
Aguila 3 SA, 144A, 7.875%, 1/31/2018		3,955,000	3,984,662
Allegion PLC, 5.875%, 9/15/2023		805,000	825,125
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		1,870,000	1,533,400
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		2,335,000	2,335,000
Belden, Inc., 144A, 5.5%, 9/1/2022		3,360,000	3,250,800
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		2,060,000	1,514,100
144A, 6.0%, 10/15/2022		2,320,000	1,722,600
144A, 7.5%, 3/15/2025		875,000	656,250
Carlson Travel Holdings, Inc., 144A, 7.5%, 8/15/2019		1,120,000	1,122,800
Casella Waste Systems, Inc., 7.75%, 2/15/2019		3,220,000	3,155,600
Covanta Holding Corp., 5.875%, 3/1/2024		1,940,000	1,847,850
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		2,415,000	2,565,937
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		1,395,000	1,321,763
DR Horton, Inc., 4.0%, 2/15/2020		835,000	841,263
EnerSys, 144A, 5.0%, 4/30/2023		435,000	421,950
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		1,295,000	1,269,100
FTI Consulting, Inc., 6.0%, 11/15/2022		1,885,000	1,950,975
Garda World Security Corp., 144A, 7.25%, 11/15/2021		2,550,000	2,326,875
Gates Global LLC, 144A, 6.0%, 7/15/2022		1,695,000	1,364,475
Huntington Ingalls Industries, Inc., 144A, 5.0%, 12/15/2021		3,735,000	3,809,700
Masonite International Corp., 144A, 5.625%, 3/15/2023		1,884,000	1,921,680
Meritor, Inc.:
6.25%, 2/15/2024		1,895,000	1,804,988
6.75%, 6/15/2021		4,663,000	4,686,315
Moog, Inc., 144A, 5.25%, 12/1/2022		1,565,000	1,565,000
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		3,615,000	2,910,075
Nortek, Inc., 8.5%, 4/15/2021		3,615,000	3,795,750
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		2,105,000	2,136,575
Oshkosh Corp.:
5.375%, 3/1/2022		1,455,000	1,476,825
5.375%, 3/1/2025		215,000	213,925
Ply Gem Industries, Inc., 6.5% , 2/1/2022 (c)		3,690,000	3,517,100
SBA Communications Corp., 5.625%, 10/1/2019		1,920,000	1,982,400
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		2,525,000	2,575,500
Titan International, Inc., 6.875%, 10/1/2020 (c)		3,325,000	2,786,766
TransDigm, Inc.:
6.0%, 7/15/2022		2,290,000	2,135,425
6.5%, 7/15/2024		1,375,000	1,292,294
7.5%, 7/15/2021		10,245,000	10,680,412
Triumph Group, Inc., 5.25%, 6/1/2022		1,145,000	1,053,400
United Rentals North America, Inc.:
4.625%, 7/15/2023		1,465,000	1,419,219
6.125%, 6/15/2023		200,000	199,375
7.375%, 5/15/2020		5,690,000	5,974,500
7.625%, 4/15/2022		5,690,000	6,031,400
USG Corp., 144A, 5.5%, 3/1/2025		110,000	109,725
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		2,155,000	2,068,800
XPO Logistics, Inc.:
144A, 6.5%, 6/15/2022		2,095,000	1,771,584
144A, 7.875%, 9/1/2019		2,130,000	2,076,750
ZF North America Capital, Inc.:
144A, 4.0%, 4/29/2020		3,285,000	3,122,803
144A, 4.5%, 4/29/2022		4,730,000	4,469,850
144A, 4.75%, 4/29/2025		4,835,000	4,430,069
			126,424,273
Information Technology 4.2%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		955,000	996,781
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		7,715,000	8,120,037
Audatex North America, Inc.:
144A, 6.0%, 6/15/2021		2,900,000	2,905,771
144A, 6.125%, 11/1/2023		1,315,000	1,321,575
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		1,965,000	1,587,966
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019		2,790,000	1,980,900
Cardtronics, Inc., 5.125%, 8/1/2022		1,280,000	1,228,800
CDW LLC:
5.5%, 12/1/2024		3,115,000	3,115,000
6.0%, 8/15/2022		7,300,000	7,630,325
EarthLink Holdings Corp., 7.375%, 6/1/2020		2,310,000	2,373,525
Entegris, Inc., 144A, 6.0%, 4/1/2022		1,395,000	1,415,925
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		2,435,000	2,544,575
Infor U.S., Inc., 144A, 6.5%, 5/15/2022		1,950,000	1,789,125
Italics Merger Sub, Inc., 144A, 7.125%, 7/15/2023		860,000	821,300
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		2,145,000	1,972,971
NCR Corp.:
5.875%, 12/15/2021		485,000	475,300
6.375%, 12/15/2023		1,210,000	1,185,800
Open Text Corp., 144A, 5.625%, 1/15/2023		1,690,000	1,676,269
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		1,315,000	1,196,650
Sanmina Corp., 144A, 4.375%, 6/1/2019		230,000	231,150
			44,569,745
Materials 6.9%
ArcelorMittal, 5.125%, 6/1/2020 (c)		550,000	497,805
Ardagh Packaging Finance PLC:
144A, 3.337%**, 12/15/2019		2,590,000	2,499,350
144A, 6.75%, 1/31/2021		2,915,000	2,922,287
AVINTIV Specialty Materials, Inc., 7.75%, 2/1/2019		1,268,000	1,317,135
Berry Plastics Corp., 5.5%, 5/15/2022		3,820,000	3,714,950
Cascades, Inc., 144A, 5.5%, 7/15/2022		1,295,000	1,230,250
Chemours Co.:
144A, 6.625%, 5/15/2023		1,500,000	1,008,750
144A, 7.0%, 5/15/2025		725,000	476,688
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		1,730,000	1,643,500
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		1,915,000	1,972,450
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		2,890,000	2,738,275
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		321,000	215,070
144A, 7.0%, 2/15/2021		4,190,000	2,713,025
Greif, Inc., 7.75%, 8/1/2019		910,000	1,001,000
Hexion, Inc.:
6.625%, 4/15/2020		5,340,000	4,539,000
8.875%, 2/1/2018		1,665,000	1,332,000
Huntsman International LLC:
5.125%, 4/15/2021	EUR	625,000	646,199
144A, 5.125%, 11/15/2022		2,000,000	1,715,000
Novelis, Inc., 8.75%, 12/15/2020		5,100,000	4,909,770
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		3,445,000	3,531,125
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		2,335,000	2,229,925
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022		1,990,000	1,711,400
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		11,970,000	12,089,700
6.875%, 2/15/2021		9,230,000	9,553,973
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		1,075,000	1,062,906
144A, 5.125%, 12/1/2024		540,000	529,200
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		1,860,000	1,757,700
Tronox Finance LLC:
6.375%, 8/15/2020		1,800,000	1,143,000
144A, 7.5%, 3/15/2022		2,105,000	1,331,413
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		840,000	829,500
144A, 5.625%, 10/1/2024		420,000	411,600
			73,273,946
Telecommunication Services 14.1%
Altice Financing SA:
144A, 6.5%, 1/15/2022		1,500,000	1,448,265
144A, 7.875%, 12/15/2019		2,120,000	2,194,200
Altice Finco SA, 144A, 9.875%, 12/15/2020		2,120,000	2,268,400
B Communications Ltd., 144A, 7.375%, 2/15/2021		2,425,000	2,558,375
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		920,000	856,170
Series T, 5.8%, 3/15/2022		3,610,000	3,086,550
Series W, 6.75%, 12/1/2023		2,455,000	2,148,125
CommScope, Inc.:
144A, 4.375%, 6/15/2020		1,050,000	1,042,125
144A, 5.0%, 6/15/2021		2,290,000	2,238,475
CyrusOne LP:
6.375%, 11/15/2022		950,000	966,625
144A, 6.375%, 11/15/2022		1,935,000	1,968,863
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		2,325,000	2,005,313
144A, 8.25%, 9/30/2020		13,857,000	12,817,725
Digicel Ltd.:
144A, 6.75%, 3/1/2023		3,310,000	2,979,000
144A, 7.0%, 2/15/2020		800,000	790,000
Frontier Communications Corp.:
6.25%, 9/15/2021		1,290,000	1,073,925
6.875%, 1/15/2025		5,720,000	4,518,800
7.125%, 1/15/2023		5,505,000	4,524,559
8.5%, 4/15/2020		855,000	831,488
144A, 10.5%, 9/15/2022		5,650,000	5,508,750
144A, 11.0%, 9/15/2025		3,945,000	3,816,787
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		1,910,000	2,046,087
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		4,390,000	3,621,750
7.25%, 10/15/2020		6,485,000	5,949,987
Level 3 Financing, Inc.:
5.375%, 8/15/2022		6,080,000	5,912,800
144A, 5.375%, 5/1/2025		1,730,000	1,642,410
6.125%, 1/15/2021		1,460,000	1,500,895
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		2,485,000	2,373,672
Neptune Finco Corp.:
144A, 6.625%, 10/15/2025 (b)		1,040,000	1,045,200
144A, 10.125%, 1/15/2023 (b)		1,040,000	1,051,700
144A, 10.875%, 10/15/2025 (b)		2,600,000	2,626,000
Plantronics, Inc., 144A, 5.5%, 5/31/2023		855,000	857,138
SBA Telecommunications, Inc., 5.75%, 7/15/2020		4,000,000	4,120,000
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020		2,190,000	2,190,000
144A, 9.0%, 11/15/2018		10,410,000	10,923,213
Sprint Corp., 7.125%, 6/15/2024		12,120,000	9,327,552
T-Mobile U.S.A., Inc.:
6.0%, 3/1/2023		500,000	482,500
6.125%, 1/15/2022		975,000	940,875
6.375%, 3/1/2025		4,479,000	4,299,840
6.625%, 11/15/2020		6,755,000	6,864,769
6.633%, 4/28/2021		250,000	250,625
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		6,765,000	6,359,100
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		4,365,000	4,599,619
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		4,175,000	3,841,000
Windstream Services LLC:
7.75%, 10/15/2020		485,000	412,250
7.875%, 11/1/2017		3,775,000	3,914,222
Zayo Group LLC:
144A, 6.0%, 4/1/2023		1,710,000	1,658,700
144A, 6.375%, 5/15/2025		2,165,000	2,078,400
			150,532,824
Utilities 3.2%
AES Corp.:
3.324%**, 6/1/2019		1,540,000	1,463,000
8.0%, 6/1/2020		4,120,000	4,655,600
Calpine Corp.:
5.375%, 1/15/2023		2,140,000	1,995,550
5.75%, 1/15/2025		2,140,000	2,000,900
Dynegy, Inc.:
7.375%, 11/1/2022		2,140,000	2,158,725
7.625%, 11/1/2024		3,850,000	3,888,500
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		4,626,000	4,533,480
NGL Energy Partners LP, 5.125%, 7/15/2019		1,705,000	1,551,550
NRG Energy, Inc.:
6.25%, 5/1/2024		10,535,000	9,297,137
7.875%, 5/15/2021		1,930,000	1,956,538
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		875,000	796,250
			34,297,230
Total Corporate Bonds (Cost $1,027,258,927)			971,302,753

Government & Agency Obligation 0.3%
U.S. Treasury Obligation
U.S. Treasury Note, 1.0%, 8/31/2016 (Cost $3,031,299)		3,000,000	3,016,758

Loan Participations and Assignments 0.0%
Senior Loan**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010* (Cost $3,508,969)		3,500,000	0

Convertible Bond 0.8%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (Cost $7,192,829)		7,287,779	8,705,981

Preferred Security 0.6%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $4,787,234)		6,975,000	6,434,438
	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (d)	107	227,726
Industrials 0.0%
Congoleum Corp.*	135,300	0
Quad Graphics, Inc.	1,515	18,332
		18,332
Materials 0.1%
GEO Specialty Chemicals, Inc.*	809,511	371,242
GEO Specialty Chemicals, Inc. 144A*	12,448	5,708
		376,950
Total Common Stocks (Cost $2,030,047)		623,008

Preferred Stock 0.5%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $4,672,023)	5,176	5,218,217

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $1,482,531)	6,700	26,875

Securities Lending Collateral 0.8%
Daily Assets Fund Institutional, 0.17% (e) (f) (Cost $9,123,416)	9,123,416	9,123,416

Cash Equivalents 5.1%
Central Cash Management Fund, 0.12% (e) (Cost $54,290,803)	54,290,803	54,290,803
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,117,378,078)†	99.4	1,058,742,249
Other Assets and Liabilities, Net	0.6	6,292,629
Net Assets	100.0	1,065,034,878

The following table represents bonds and senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	3,500,000	3,508,969	0
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	4,626,000	2,816,981	4,533,480
					6,325,950	4,533,480

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2015.

† The cost for federal income tax purposes was $1,119,887,106. At September 30, 2015, net unrealized depreciation for all securities based on tax cost was $61,144,857. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,704,806 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $77,849,663.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2015 amounted to $8,751,759, which is 0.8% of net assets.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	387,564	227,726.02

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at year end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At September 30, 2015, open credit default swap contracts sold were as follows:

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (g)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation/ (Depreciation) ($)
3/20/2015 6/20/2020	2,170,000[1]	5.0%	CCO Holdings LLC, 7.375%, 6/1/2020, BB–	174,719	196,900	(22,181)
9/22/2014 12/20/2019	5,960,000[2]	5.0%	Community Health Systems, Inc., 8.0%, 11/15/2019, B–	434,226	338,835	95,391
12/22/2014 3/20/2020	3,055,000[3]	5.0%	General Motors Corp., 6.25%, 10/2/2043, BBB–	433,807	434,597	(790)
9/20/2013 12/20/2018	5,000,000[4]	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, B+	(306,237)	261,291	(567,528)
9/20/2013 12/20/2018	5,000,000[3]	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, B+	(306,237)	265,811	(572,048)
Total net unrealized depreciation						(1,067,156)

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(h) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Barclays Bank PLC

2 Morgan Stanley

3 Credit Suisse

4 Goldman Sachs & Co.

At September 30, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	645,315	USD	711,660	10/16/2015	(9,589)	Citigroup, Inc.
Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$ —	$ 971,302,753	$ —	$ 971,302,753
Government & Agency Obligations	—	3,016,758	—	3,016,758
Loan Participations and Assignments	—	—	0	0
Convertible Bond	—	—	8,705,981	8,705,981
Preferred Security	—	6,434,438	—	6,434,438
Common Stocks (i)	18,332	—	604,676	623,008
Preferred Stock	—	5,218,217	—	5,218,217
Warrant	—	—	26,875	26,875
Short-Term Investments (j)	63,414,219	—	—	63,414,219
Derivatives (j)
Credit Default Swap Contracts	—	95,391	—	95,391
Total	$ 63,432,551	$ 986,067,557	$ 9,337,532	$ 1,058,837,640
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Credit Default Swap Contracts	$ —	$ (1,162,547)	$ —	$ (1,162,547)
Forward Foreign Currency Exchange Contracts	—	(9,589)	—	(9,589)
Total	$ —	$ (1,172,136)	$ —	$ (1,172,136)

There have been no transfers between fair value measurement levels during the year ended September 30, 2015.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Convertible Bonds	Loan Participations and Assignments
Balance as of September 30, 2014	$ 12,955,817	$ 0
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(4,121,614)	0
Amortization premium/discount	(128,222)	—
Purchases	—	—
Sales	—	—
Transfers into Level 3	—	—
Transfers (out) of Level 3	—	—
Balance as of September 30, 2015	$ 8,705,981	$ 0
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2015	$ (4,121,614)	$ 0
	Common Stocks	Warrants	Total
Balance as of September 30, 2014	$ 375,698	$ 519,606	$ 13,851,121
Realized gain (loss)	(7,412)	—	(7,412)
Change in unrealized appreciation (depreciation)	229,662	(492,731)	(4,384,683)
Amortization premium/discount	—	—	(128,222)
Purchases	6,728	—	6,728
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of September 30, 2015	$ 604,676	$ 26,875	$ 9,337,532
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2015	$ 222,250	$ (38,604)	$ (3,937,968)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 9/30/2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Consumer Discretionary	$ 227,726	Market Approach	EV/EBITDA Multiple	10.48
			Discount to Public Comparables	15%
			Discount for Lack of Marketability	15%
Industrials	$ 0	Asset Valuation	Book Value of Equity	0
Materials	$ 376,950	Market Approach	EV/EBITDA Multiple	5.88
			Discount to Public Comparable	20%
			Discount for Lack of Marketability	25%
Warrant
Materials	$ 26,875	Black Scholes Option Pricing Model	Implied Volatility	28%
			Discount for Lack of Marketability	20%
Loan Participations & Assignments
Senior Loans	$ 0	Market Approach	Evaluated Price	0
Convertible Bond
Materials	$ 8,705,981	Convertible Bond Methodology	EV/EBITDA Multiple	5.88
			Discount to Public Comparable	20%
			Discount for Lack of Marketability	25%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s fixed income investments include the convertible bond methodology. A significant change in the EV to EBITDA ratio could have a material change on the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement. Generally, there is an direct relationship between the EV to EBITDA ratio and the fair value measurement of a fixed income investment.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,053,963,859) — including $8,751,759 of securities loaned	$ 995,328,030
Investment in Daily Assets Fund Institutional (cost $9,123,416)*	9,123,416
Investment in Central Cash Management Fund (cost $54,290,803)	54,290,803
Total investments in securities, at value (cost $1,117,378,078)	1,058,742,249
Cash	1,510,656
Cash held as collateral for bilateral swap contracts	500,000
Receivable for investments sold	12,158,823
Receivable for investments sold — when issued/delayed delivery securities	830,569
Receivable for Fund shares sold	286,447
Interest receivable	18,082,449
Unrealized appreciation on bilateral swap contracts	95,391
Upfront payments paid on bilateral swap contracts	1,497,434
Foreign taxes recoverable	1,162
Other assets	35,159
Total assets	1,093,740,339
Liabilities
Payable upon return of securities loaned	9,123,416
Payable for investments purchased	6,148,326
Payable for investments purchased — when-issued/delayed delivery securities	6,660,000
Payable for Fund shares redeemed	3,616,487
Payable upon return of collateral for bilateral swap contracts	500,000
Unrealized depreciation on bilateral swap contracts	1,162,547
Unrealized depreciation on forward foreign currency exchange contracts	9,589
Accrued management fee	414,532
Accrued Trustees' fees	5,426
Other accrued expenses and payables	1,065,138
Total liabilities	28,705,461
Net assets, at value	$ 1,065,034,878

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2015 (continued)
Net Assets Consist of
Undistributed net investment income	511,002
Net unrealized appreciation (depreciation) on: Investments	(58,635,829)
Swap contracts	(1,067,156)
Foreign currency	(9,516)
Accumulated net realized gain (loss)	(299,578,759)
Paid-in capital	1,423,815,136
Net assets, at value	$ 1,065,034,878
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($872,838,421 ÷ 195,923,861 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.45
Maximum offering price per share (100 ÷ 95.50 of $4.45)	$ 4.66

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($962,200 ÷ 215,881 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.46

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($87,985,525 ÷ 19,728,585 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.46
Class R Net Asset Value, offering and redemption price(a) per share ($690,051 ÷ 154,986 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.45
Class R6 Net Asset Value, offering and redemption price(a) per share ($9,408 ÷ 2,111 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.46
Class S Net Asset Value, offering and redemption price(a) per share ($30,091,662 ÷ 6,748,045 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.46

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($72,457,611 ÷ 16,248,910 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.46

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2015
Investment Income
Income: Dividends	$ 603,213
Interest	74,366,992
Income distributions — Central Cash Management Fund	50,414
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	329,114
Total income	75,349,733
Expenses: Management fee	5,629,272
Administration fee	1,245,180
Services to shareholders	1,386,899
Distribution and service fees	3,431,127
Custodian fee	40,505
Professional fees	148,148
Reports to shareholders	107,549
Registration fees	106,724
Trustees' fees and expenses	49,389
Other	90,052
Total expenses before expense reductions	12,234,845
Expense reductions	(465)
Total expenses after expense reductions	12,234,380
Net investment income	63,115,353
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(28,315,125)
Swap contracts	4,431,264
Foreign currency	1,404,464
(22,479,397)
Change in net unrealized appreciation (depreciation) on: Investments	(80,318,475)
Swap contracts	(5,114,905)
Foreign currency	(647,439)
(86,080,819)
Net gain (loss)	(108,560,216)
Net increase (decrease) in net assets resulting from operations	$ (45,444,863)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2015	2014
Operations: Net investment income	$ 63,115,353	$ 78,839,505
Net realized gain (loss)	(22,479,397)	17,098,142
Change in net unrealized appreciation (depreciation)	(86,080,819)	(6,299,468)
Net increase (decrease) in net assets resulting from operations	(45,444,863)	89,638,179
Distributions to shareholders from: Net investment income: Class A	(56,590,335)	(68,674,640)
Class B	(108,169)	(256,650)
Class C	(4,968,839)	(5,863,805)
Class R	(28,056)	(8,145)
Class R6	(574)	(52)*
Class S	(1,778,581)	(1,253,948)
Institutional Class	(5,778,255)	(6,838,063)
Total distributions	(69,252,809)	(82,895,303)
Fund share transactions: Proceeds from shares sold	218,709,967	165,867,116
Reinvestment of distributions	60,933,391	72,105,558
Payments for shares redeemed	(410,240,493)	(392,502,494)
Redemption fees	212,792	31,646
Net increase (decrease) in net assets from Fund share transactions	(130,384,343)	(154,498,174)
Increase (decrease) in net assets	(245,082,015)	(147,755,298)
Net assets at beginning of period	1,310,116,893	1,457,872,191
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $511,002 and $3,034,838, respectively)	$ 1,065,034,878	1,310,116,893

* For the period from August 25, 2014 (commencement of operations of Class R6) to September 30, 2014.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended September 30,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.91	$ 4.89	$ 4.90	$ 4.42	$ 4.77
Income (loss) from investment operations: Net investment income[a]	.25	.28	.30	.32	.37
Net realized and unrealized gain (loss)	(.44)	.03	.03	.49	(.31)
Total from investment operations	(.19)	.31	.33	.81	.06
Less distributions from: Net investment income	(.27)	(.29)	(.33)	(.33)	(.39)
Net realized gains	—	—	(.01)	—	(.02)
Total distributions	(.27)	(.29)	(.34)	(.33)	(.41)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.45	$ 4.91	$ 4.89	$ 4.90	$ 4.42
Total Return (%)[b]	(4.13)	6.42	6.84	18.96	.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	873	1,081	1,199	1,338	1,125
Ratio of expenses (%)	.94	.92	.92	.92	.93
Ratio of net investment income (%)	5.11	5.52	6.00	6.77	7.58
Portfolio turnover rate (%)	45	50	54	50	68
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
	Years Ended September 30,
Class B	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.91	$ 4.89	$ 4.90	$ 4.42	$ 4.77
Income (loss) from investment operations: Net investment income[a]	.21	.24	.26	.28	.33
Net realized and unrealized gain (loss)	(.43)	.03	.03	.50	(.31)
Total from investment operations	(.22)	.27	.29	.78	.02
Less distributions from: Net investment income	(.23)	(.25)	(.29)	(.30)	(.35)
Net realized gains	—	—	(.01)	—	(.02)
Total distributions	(.23)	(.25)	(.30)	(.30)	(.37)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.46	$ 4.91	$ 4.89	$ 4.90	$ 4.42
Total Return (%)[b]	(4.73)[c]	5.53	5.95	18.01	.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	4	7	15	21
Ratio of expenses before expense reductions (%)	1.80	1.75	1.73	1.74	1.71
Ratio of expenses after expense reductions (%)	1.80	1.75	1.73	1.74	1.71
Ratio of net investment income (%)	4.29	4.69	5.20	5.98	6.80
Portfolio turnover rate (%)	45	50	54	50	68

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

	Years Ended September 30,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.91	$ 4.90	$ 4.90	$ 4.42	$ 4.78
Income (loss) from investment operations: Net investment income[a]	.21	.24	.26	.28	.33
Net realized and unrealized gain (loss)	(.43)	.02	.04	.50	(.32)
Total from investment operations	(.22)	.26	.30	.78	.01
Less distributions from: Net investment income	(.23)	(.25)	(.29)	(.30)	(.35)
Net realized gains	—	—	(.01)	—	(.02)
Total distributions	(.23)	(.25)	(.30)	(.30)	(.37)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.46	$ 4.91	$ 4.90	$ 4.90	$ 4.42
Total Return (%)[b]	(4.64)	5.38	6.23	18.05	.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	111	114	120	98
Ratio of expenses (%)	1.72	1.69	1.69	1.69	1.68
Ratio of net investment income (%)	4.33	4.75	5.23	6.00	6.83
Portfolio turnover rate (%)	45	50	54	50	68
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of sales charges. * Amount is less than $.005.
	Years Ended September 30,
Class R	2015	2014	2013	Period Ended 9/30/12[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.90	$ 4.89	$ 4.89	$ 4.81
Income (loss) from investment operations: Net investment income[b]	.23	.26	.28	.13
Net realized and unrealized gain (loss)	(.43)	.02	.04	.08
Total from investment operations	(.20)	.28	.32	.21
Less distributions from: Net investment income	(.25)	(.27)	(.31)	(.13)
Net realized gains	—	—	(.01)	—
Total distributions	(.25)	(.27)	(.32)	(.13)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.45	$ 4.90	$ 4.89	$ 4.89
Total Return (%)	(4.26)[c]	5.78	6.59[c]	4.41c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	690	426	31	1
Ratio of expenses before expense reductions (%)	1.38	1.27	1.50	5.59*
Ratio of expenses after expense reductions (%)	1.30	1.27	1.32	1.40*
Ratio of net investment income (%)	4.74	5.18	5.57	6.34*
Portfolio turnover rate (%)	45	50	54	50[d]

[a] For the period from May 1, 2012 (commencement of operations) to September 30, 2012.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2012.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R6	Year Ended 9/30/15	Period Ended 9/30/14[a]

Selected Per Share Data
Net asset value, beginning of period	$ 4.91	$ 5.05
Income (loss) from investment operations: Net investment income[b]	.25	.03
Net realized and unrealized gain (loss)	(.42)	(.14)
Total from investment operations	(.17)	(.11)
Less distributions from: Net investment income	(.28)	(.03)
Total distributions	(.28)	(.03)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 4.46	$ 4.91
Total Return (%)	(3.67)[c]	(2.26)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	9	10
Ratio of expenses before expense reductions (%)	.85	.62*
Ratio of expenses after expense reductions (%)	.80	.62*
Ratio of net investment income (%)	5.24	5.92*
Portfolio turnover rate (%)	45	50[d]

[a] For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

	Years Ended September 30,
Class S	2015	2014	2013	Period Ended 9/30/12[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.91	$ 4.89	$ 4.89	$ 4.81
Income (loss) from investment operations: Net investment income[b]	.25	.29	.30	.13
Net realized and unrealized gain (loss)	(.42)	.03	.04	.09
Total from investment operations	(.17)	.32	.34	.22
Less distributions from: Net investment income	(.28)	(.30)	(.33)	(.14)
Net realized gains	—	—	(.01)	—
Total distributions	(.28)	(.30)	(.34)	(.14)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.46	$ 4.91	$ 4.89	$ 4.89
Total Return (%)	(3.73)	6.52	7.11[c]	4.71c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	26	20	17
Ratio of expenses before expense reductions (%)	.77	.75	.85	.92*
Ratio of expenses after expense reductions (%)	.77	.75	.82	.90*
Ratio of net investment income (%)	5.25	5.68	6.08	6.61*
Portfolio turnover rate (%)	45	50	54	50[d]

[a] For the period from May 1, 2012 (commencement of operations) to September 30, 2012.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2012.

* Annualized

** Not annualized

*** Amount is less than $.005.

	Years Ended September 30,
Institutional Class	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.91	$ 4.90	$ 4.90	$ 4.42	$ 4.77
Income (loss) from investment operations: Net investment income[a]	.26	.29	.31	.33	.38
Net realized and unrealized gain (loss)	(.43)	.02	.04	.50	(.31)
Total from investment operations	(.17)	.31	.35	.83	.07
Less distributions from: Net investment income	(.28)	(.30)	(.34)	(.35)	(.40)
Net realized gains	—	—	(.01)	—	(.02)
Total distributions	(.28)	(.30)	(.35)	(.35)	(.42)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.46	$ 4.91	$ 4.90	$ 4.90	$ 4.42
Total Return (%)	(3.68)	6.46	7.34	19.29	1.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	88	118	189	58
Ratio of expenses (%)	.70	.69	.66	.66	.66
Ratio of net investment income (%)	5.35	5.74	6.24	7.06	7.85
Portfolio turnover rate (%)	45	50	54	50	68
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche High Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swaps contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Securities Lending. Prior to September 15, 2015, Deutsche Bank AG served as security lending agent for the Fund. Effective September 15, 2015, Brown Brothers Harriman & Co. serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended September 30, 2015, the Fund invested the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2015, the Fund had a net tax basis capital loss carryforward of approximately $297,070,000, including $266,461,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2016 ($21,744,000), September 30, 2017 ($132,681,000), September 30, 2018 ($101,111,000) and September 30, 2019 (10,925,000), the respective expiration dates, whichever occurs first; and approximately $30,609,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($7,384,000) and long-term losses ($23,225,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2014, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Capital loss carryforwards	$ (297,070,000)
Net unrealized appreciation (depreciation) on investments	$ (61,144,857)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2015	2014
Distributions from ordinary income*	$ 69,252,809	$ 82,895,303

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended September 30, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of September 30, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2015, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $21,185,000 to $104,587,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $703,000 to $17,989,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to $9,417,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Credit Contracts (a)	$ 95,391
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on bilateral swap contracts
Liabilities Derivative	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (1,162,547)	$ (1,162,547)
Foreign Exchange Contracts (b)	(9,589)	—	(9,589)
	$ (9,589)	$ (1,162,547)	$ (1,172,136)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on bilateral swap contracts

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 4,431,264	$ 4,431,264
Foreign Exchange Contracts (b)	1,411,497	—	1,411,497
	$ 1,411,497	$ 4,431,264	$ 5,842,761

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (5,114,905)	$ (5,114,905)
Foreign Exchange Contracts (b)	(657,081)	—	(657,081)
	$ (657,081)	$ (5,114,905)	$ (5,771,986)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of September 30, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$ 95,391	$ —	$ —	$ —	$ 95,391
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$ 22,181	$ —	$ —	$ —	$ 22,181
Citigroup, Inc.	9,589	—	—	—	9,589
Credit Suisse	572,838	—	500,000	—	72,838
Goldman Sachs & Co.	567,528	—	—	—	567,528
	$ 1,172,136	$ —	$ 500,000	$ —	$ 672,136

C. Purchases and Sales of Securities

During the year ended September 30, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $540,301,813 and $671,116,018, respectively. Purchases and sales of U.S. Treasury obligations aggregated $2,022,741 and $0, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended September 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund's average daily net assets.

For the period from October 1, 2014 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Class A	1.05%
Class B	1.80%
Class C	1.80%
Class R	1.30%
Class R6	.80%
Class S	.80%
Institutional Class	.80%

For the year ended September 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class B	$ 23
Class R	437
Class R6	5
$ 465

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2015, the Administration Fee was $1,245,180, of which $91,042 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2015, the amounts charged to the Fund by DSC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at September 30, 2015
Class A	$ 427,097	$ 65,487
Class B	2,999	437
Class C	20,395	2,801
Class R	71	11
Class R6	24	4
Class S	6,946	1,113
Institutional Class	3,880	541
	$ 461,412	$ 70,394

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, Class C and Class R shares. For the year ended September 30, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2015
Class B	$ 17,404	$ 663
Class C	774,724	56,739
Class R	1,325	141
	$ 793,453	$ 57,543

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2015	Annual Rate
Class A	$ 2,373,084	$ 366,345.23%
Class B	5,746	483.25%
Class C	257,543	39,274.25%
Class R	1,301	268.25%
	$ 2,637,674	$ 406,370

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2015, aggregated $59,215.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2015, the CDSC for Class B and C shares aggregated $2,183 and $3,277, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2015, DDI received $11,764 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $26,280, of which $10,338 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Prior to September 15, 2015, Deutsche Bank AG served as lending agent for the Fund. For the year ended September 30, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $28,370.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2015.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	20,384,502	$ 98,189,347	18,205,196	$ 91,304,193
Class B	6,413	31,282	43,821	218,191
Class C	1,365,880	6,594,743	2,675,867	13,447,768
Class R	120,098	567,982	97,688	492,465
Class R6	—	—	1,980*	10,000*
Class S	6,368,739	30,425,284	5,084,698	25,573,696
Institutional Class	16,998,962	82,901,329	6,932,677	34,820,803
		$ 218,709,967		$ 165,867,116
Shares issued to shareholders in reinvestment of distributions
Class A	10,306,562	$ 49,128,161	11,775,325	$ 59,009,305
Class B	19,366	92,911	44,437	222,637
Class C	964,381	4,603,273	1,065,325	5,350,089
Class R	5,911	28,056	1,622	8,145
Class R6	120	574	11*	52*
Class S	274,309	1,305,092	152,171	763,077
Institutional Class	1,208,216	5,775,324	1,345,120	6,752,253
		$ 60,933,391		$ 72,105,558
Shares redeemed
Class A	(55,074,711)	$ (263,009,298)	(54,646,387)	$ (274,005,179)
Class B	(547,239)	(2,622,199)	(722,587)	(3,620,161)
Class C	(5,299,931)	(25,216,790)	(4,351,351)	(21,849,476)
Class R	(57,838)	(273,247)	(18,837)	(94,886)
Class S	(5,195,745)	(24,626,619)	(4,086,108)	(20,423,014)
Institutional Class	(19,786,843)	(94,492,340)	(14,496,441)	(72,509,778)
		$ (410,240,493)		$ (392,502,494)
Redemption fees		$ 212,792		$ 31,646
Net increase (decrease)
Class A	(24,383,647)	$ (115,481,591)	(24,665,866)	$ (123,661,421)
Class B	(521,460)	(2,498,006)	(634,329)	(3,179,333)
Class C	(2,969,670)	(14,018,774)	(610,159)	(3,050,237)
Class R	68,171	322,791	80,473	405,724
Class R6	120	574	1,991*	10,052*
Class S	1,447,303	7,103,757	1,150,761	5,913,759
Institutional Class	(1,579,665)	(5,813,094)	(6,218,644)	(30,936,718)
		$ (130,384,343)		$ (154,498,174)

* For the period from August 25, 2014 (commencement of operations of Class R6) to September 30, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche High Income Fund (one of the fund constituting the Deutsche Income Trust) (the "Fund"), as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche High Income Fund at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 23, 2015

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B, Class R and Class R6 shares; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2015 to September 30, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 951.00	$ 946.90	$ 949.50	$ 951.30	$ 952.00	$ 954.10	$ 954.20
Expenses Paid per $1,000*	$ 4.55	$ 8.79	$ 8.36	$ 6.36	$ 3.91	$ 3.92	$ 3.33
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 1,020.41	$ 1,016.04	$ 1,016.50	$ 1,018.55	$ 1,021.06	$ 1,021.06	$ 1,021.66
Expenses Paid per $1,000*	$ 4.71	$ 9.10	$ 8.64	$ 6.58	$ 4.05	$ 4.05	$ 3.45

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche High Income Fund	.93%	1.80%	1.71%	1.30%	.80%	.80%	.68%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Note Concerning October Distribution

The Fund previously estimated that 100% of the dividend payable on October 26,2015 was comprised entirely of net investment income. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the Fund has updated its estimated sources to include approximately 2% as derived from return of capital. Such source designation and amount do not reflect the tax character of the distribution; they are estimates only and are not being provided for tax purposes. The final determination of the sources and tax characteristics of all distributions will be made after the end of the Fund's fiscal year. Shareholders will receive a Form 1099-01V for the calendar year which will describe how to report distributions for tax purposes.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche High Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	108	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	108	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	108	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	108	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	108	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	108	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	108	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	108	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	108	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	108	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	108	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYSX	KHYIX
CUSIP Number	25155T 668	25155T 650	25155T 643	25155T 106	25155T 635
Fund Number	008	208	308	2308	513
For shareholders of Class R and Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
	Class R	Class R6
Nasdaq Symbol	KHYRX	KHYQX
CUSIP Number	25155T 205	25155T 460
Fund Number	1568	1600

Notes

Notes

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DHIF-2
(R-025362-5 11/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche high income Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$90,302	$0	$8,587	$0
2014	$102,831	$0	$8,178	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$498,574	$3,278,113
2014	$0	$266,072	$6,479,658

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$8,587	$3,776,687	$880,336	$4,665,610
2014	$8,178	$6,745,730	$411,123	$7,165,031

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche High Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 27, 2015